UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 13, 2009

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GENERAL METALS CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	000-24189	65-0488983
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

615 Sierra Rose Drive Suite 1, Reno NV 89511

(Address of principal executive offices and Zip Code)

(775) 583-4636

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item1.01

Entry into a Material Definitive Agreement

On April 13, 2009, we entered into a contact with Stephan Tandon and Emanuel Suchefort. Pursuant to the contact, Tandon and Suchefort have agreed to provide investor relations services for our company for a period of three months. As compensation for their services, we have agreed to issue to Tandon and Suchefort an aggregate of 2,000,000 shares of restricted common stock of our company.

Item 3.02

Unregistered Sales of Equity Securities

Effective March 13, 2009, we issued an aggregate of 2,000,000 shares to two individuals pursuant to the terms of an investor relations contract.

All of the shares were issued to two (2) Non-U.S. persons (as that term is defined in Regulation S of the Securities Act of 1933) in an offshore transaction relying on Regulation S of the Securities Act of 1933, as amended.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits

Exhibit Number	Description
10.1	Contract between our company and Stephan Tandon and Emanuel Suchefort dated April 13, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL METALS CORPORATION

By:	/s/ Stephen Parent
Stephen Parent
President and Chief Executive Officer

Date: April 23, 2009

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